UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: June 25, 2007
                      (Date of earliest event reported)


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   Florida
               (State or other jurisdiction of incorporation)

             000-20175                              01-0469607
            (Commission                             (IRS Employer
             File Number)                           Identification No.)


            1292 Hammond Street, Bangor, Maine           04401
           (Address of principal executive offices)     (Zip Code)

                                 (207) 942-5273
                           Registrant's telephone number,
                               including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

  ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))








Item 1.01   Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.02 (e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.

On June 25, 2007, Karen L. Wright and Nyer Medical Group, Inc. (the
"Company") entered into an Employment Agreement (the "Agreement") effective July 1, 2007. Ms. Wright previously had an oral employment agreement with the Company. Ms. Wright will serve as President, Vice-President of Finance, Vice-President of Operations, Treasurer and Secretary of the Company. Effective July 1, 2007, Ms. Wright's annual base salary, under the Agreement, will be $110,000. Ms. Wright's previous annual base salary was $102,500. Ms. Wright will continue to receive a vehicle allowance of $3,600 annually and participate in all employee benefit plans and programs.

The term of the Agreement is 12 months and shall automatically be extended on June 30, 2008 (and on each anniversary thereof) for a successive one-year period (with each such period ending on June 30) unless either party notifies the other party in writing at least 90 days prior to the end of the then-current one year term. Notwithstanding the foregoing, the Agreement may be otherwise terminated as set forth in the Agreement.

The foregoing description of the Agreement is qualified by reference to the full text of the Agreement, a copy of which is attached hereto as
Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

10.1 Employment Agreement by and between Karen L. Wright and Nyer Medical Group, Inc., dated June 25, 2007, effective July 1, 2007.






















                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Nyer Medical Group, Inc.


 Date: June 29, 2007                    By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            Chief Executive Officer












































Exhibit 10.1

                       EMPLOYMENT AGREEMENT

       AGREEMENT made this 25 day of June, 2007, effective as of July 1, 2007, by and between Karen L. Wright (hereinafter referred to as the "Executive"), presently residing in Bangor, Maine at the most recent address contained in Executive's personnel file, and Nyer Medical Group, Inc., a Florida corporation, with principal offices located at 1292 Hammond Street, Bangor, Maine 04401 (hereinafter referred to as the "Company").

	                W I T N E S S E T H:
      WHEREAS, the Company is currently a holding company that, through its subsidiaries, operates pharmacies in the greater Boston, Massachusetts area and a medical products distribution business that distributes and markets medical equipment and supply products to hospitals, physicians and nursing homes using relationship-based telemarketing, direct sales personnel, catalogs and the Internet; and
      WHEREAS, the Executive is offered employment by the Company in the capacity of President, Treasurer, Vice President of Finance, Vice President of Operations, and Secretary of the Company; and
       WHEREAS, the Company and Executive desire to provide for the future continued employment of Executive upon the terms and conditions provided for herein;
       NOW, THEREFORE, it is mutually agreed by and between the parties hereto as follows:
	               ARTICLE I
	               EMPLOYMENT

	Subject to and upon the terms and conditions of this Agreement, the Company hereby employs and agrees during the term hereof, and subject to the terms and conditions hereof to continue the employment of the Executive, and the Executive hereby accepts such employment in her capacity as President, Treasurer, Vice President of Finance, Vice President of Operations, and Secretary of the Company. Executive shall report to the Board of Directors of the Company.
  	               ARTICLE II
	               DUTIES

           (A) Executive shall, during the term of her employment with the Company, and subject to the reasonable and good faith direction and control the Company's Board of Directors, perform such duties and functions for the Company as she may be called upon to perform by the Board of Directors during the term of this Agreement consistent with the position of President, Treasurer, Vice President of Finance, Vice President of Operations, and Secretary of the Company.
          (B) The Executive agrees to devote her full time and utilize her continued best efforts to the performance of her duties for the Company and to render such services for any subsidiary and affiliate companies of the Company as may be assigned to her.
          (C) The Executive shall perform, to the best of her ability, the following services and duties for the Company and its subsidiary and affiliate companies (by way of example, and not by way of limitation):

         (i) Those duties attendant to the Executive's position with the Company;
         (ii) Supervision of the accounting, financial reporting, and treasury functions of the Company;

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         (iii) Preparation of SEC filings and oversight of SEC compliance;
               Planning with Executive management to establish priorities, strategies, financial goals and objectives;
         (iv)  Development of budgets, forecast and financial models; and
         (v)   Development of new products.

                     ARTICLE III
                     STOCK OPTIONS

     Executive shall be eligible for participation in periodic grants of the Company stock options from time to time as determined by (a) the stock option plan of the Company in effect at the time and (b) the Board of Directors of the Company, at its discretion.

                     ARTICLE IV
                     PRINCIPAL BUSINESS LOCATION OF EXECUTIVE

     Executive shall be based at the Company's offices located in Bangor, Maine or at such other location as shall be mutually acceptable to Executive and the Company. Executive shall undertake such travel as directed within or without the United States as is or may be reasonably necessary in the interests of the Company and its operating subsidiaries and the performance of her duties hereunder.

                     ARTICLE V
                     COMPENSATION

     (A) Commencing the effective date of this Agreement and during the full term of this Agreement, Executive shall receive a base salary (the "Base Salary") at the rate of $110,000 per annum payable in equal bi-weekly increments, or such other regular pay periods of the Company, with the opportunity for periodic review and adjustment based on performance, market conditions, financial parameters of the Company, and other conditions as deemed appropriate and set forth by the Board of Directors of the Company.
     (B) Executive may receive such bonuses or additional compensation as may be determined from time to time by the Board of Directors in its sole discretion.
     (C) The Company shall deduct from Executive's compensation, whether Base Salary or any discretionary bonus, all federal, state and local taxes, which it may now or may hereafter, be required to deduct.

                     ARTICLE VI
                     BENEFITS

     (A) During the term hereof, (i) the Company shall provide Executive with the Company's standard health and dental insurance and a 401(k) plan, each as generally offered and made available to employees of the Company, and each upon the same terms and conditions as provided to other employees of the Company. The Company reserves the right to alter, modify, or change any currently offered health insurance and retirement savings plan; (ii) Executive shall also be eligible to participate in life insurance and disability insurance programs as generally offered and made available to manager employees of the medical subsidiary of the Company as now in effect or may hereafter be adopted; (iii) Executive shall be reimbursed by the Company, upon presentation of appropriate vouchers, for all reasonable business expenses incurred by the Executive on behalf of the Company, consistent with the Company's expense reimbursement policies.
     (B) Executive shall be entitled to four weeks of paid vacation during each 12-month period of employment, to be accrued in accordance with the
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Company's vacation policy and to be taken at such times as not to interfere with projects then in process and within the maximum carry over limits as available to all employees of the Company, if any. Additionally, the Executive shall be accorded such leave (for illness and otherwise) and holidays generally made available to other employees of the Company.
   (C)  Executive shall be entitled to a $3,600 per year vehicle allowance.

                     ARTICLE VII
	               NON-DISCLOSURE

     The Executive shall not, at any time during or after the termination of her employment hereunder, except when acting on behalf of and with the authorization of the Company or any of its subsidiaries or its affiliate companies, make use of or disclose to any person, corporation, or other entity, for any purpose whatsoever, any trade secret or other confidential information concerning the Company's (or its subsidiary's or its affiliate company's) business, finances, marketing information, pricing information, contract proposals, names and arrangements with Company (or its subsidiaries or its affiliate company) clients, and information relating to any sales or marketing programs of the Company (or its subsidiaries or affiliate companies), financial modeling or any similar or related information that could in any way be deemed confidential to the Company, any subsidiary or any affiliate company (collectively referred to as the "Proprietary Information"). For the purposes of this Agreement, trade secrets and confidential information shall mean information disclosed to the Executive or known by her solely as a consequence of her employment by the Company, whether or not pursuant to this Agreement, and not generally known (other than as disclosed by any person in breach of any obligation of confidentiality to the Company, any of its subsidiaries or any of its affiliate companies) in the industry, concerning the business, finances, methods, operations, marketing information, and information relating to the sales and marketing of the Company, any its subsidiaries or its affiliate companies.

                          ARTICLE VIII
                          RESTRICTIVE COVENANT

    (A) In the event of the termination of employment of the Executive (i) for any reason whatsoever, (ii) pursuant to the action of either or both of the parties hereto and (iii) whether such termination occurs prior to the end of the then-current one-year term or otherwise, Executive agrees that she will not, for a period of six months following such termination, directly or indirectly enter into or become associated with or engage in any other business (whether as a partner, officer, director, shareholder, employee, consultant, or otherwise), which business is primarily in competition with the Company, its subsidiaries or affiliated companies or otherwise become involved in the business of developing or marketing any such business in the state of Maine, Massachusetts or New Hampshire in which the Company, its subsidiaries or its affiliated companies currently has, or during the term of this Agreement actively had, business.
    (B) In addition to and in furtherance of the foregoing, Executive shall not during a twenty-four month period of after leaving the Company's employ, directly or indirectly, solicit any person who was employed by the Company or solicit any existing customer/client or any potential customer/client that had been actively solicited by the Company, its subsidiaries or its affiliate companies (i.e., potential customers/clients that are "in the sales pipeline").
    (C) If any court shall hold that the duration of non-competition or any other restriction contained in this paragraph is unenforceable, it is our intention that same shall not thereby be terminated but shall be deemed amended to delete therefrom such provision or portion adjudicated to be invalid or
                                      3
unenforceable or in the alternative such judicially substituted term may be substituted therefor.

                          ARTICLE IX
                          TERM AND TERMINATION

   (A) The employment of Executive hereunder shall be for the period commencing on July 1, 2007 and ending on June 30, 2008 (the "Term"). The Term shall automatically be extended on June 30, 2008 (and on each anniversary thereof) for a successive one-year period (with each such period ending on June 30th of the following year) unless either the Company or Executive notifies the other party in writing at least ninety (90) days prior to the end of the then-current one-year term that it or she, as the case may be, does not wish to extend the term of this Agreement. Notwithstanding the foregoing, this Agreement may be otherwise terminated as set forth in this Agreement.
   (B) This Agreement shall terminate prior to the expiration of its then-current one-year term as follows:
    (i) upon the mutual agreement of the Company and Executive, in which case Executive will be entitled to compensation as mutually agreed upon by the Company and the Executive.
   (ii) upon the death or permanent disability of Executive, in which case Executive shall be entitled to all Base Salary through the date of termination. For the purposes of the foregoing, permanent disability shall be the inability of Executive to attend to her usual duties for a period of two (2) months in any 12-month period of the term or sixty (60) consecutive calendar days due to illness or injury. Termination due to permanent disability of Executive shall be determined by the Board of Directors, in its sole discretion, after which determination a termination date will be established in the sole discretion of the Board of Directors, and Executive will be informed, in writing, of the decision to terminate and of the termination date.
  (iii) for "cause" by the Company, in which case Executive shall only be entitled to her Base Salary through the date of termination. For the purpose of the foregoing, "cause" shall be (a) a breach or default in the performance by Executive of any of her material obligations under this Agreement, or (b) the commission by Executive of any act resulting in or intending to result in her personal gain or enrichment at the expense of the Company, or (c) the commission by Executive of any felony or misdemeanor or act involving moral turpitude. Termination for cause shall be determined by the Board of Directors, in its sole discretion, after which determination a termination date will be established in the sole discretion of the Board of Directors, and Executive will be informed, in writing, of the decision to terminate and of the termination date.
  (iv) by the Company without cause, in which case Executive shall be entitled to an amount equal to twelve months of her then Base Salary in addition to payment of her Base Salary through the date of termination. In such situation, Executive will be informed, in writing, of the decision to terminate and of the termination date.
  (C) Notwithstanding anything otherwise stated herein, in the case where this Agreement is not extended by an action of the Company pursuant to Article IX(A) hereof, Executive shall be entitled to a severance payment equal to (i) one month of her then Base Salary plus (ii) two weeks of her then Base Salary for each full year that she has worked full time for the Company, in any capacity; provided, however, that such severance payment shall not exceed twelve months of her then Base Salary.





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	                    ARTICLE X
                          TERMINATION OF PRIOR AGREEMENTS

     This Agreement sets forth the entire agreement between the parties and supersedes all prior agreements between the parties, whether oral or written, which are merged herein.

                          ARTICLE XI
                          ARBITRATION

     Any controversy or claim arising out of or relating to this Agreement, or the breach, interpretation, or enforcement thereof, shall be settled by binding arbitration in Portland, Maine administered by the American Arbitration Association (AAA) under its Commercial Arbitration Rules (the "Rules"). The AAA's Optional Rules for Emergency Measures of Protection (the "Optional Rules") shall apply to the proceedings and the parties may seek enforcement of any emergency measures granted under the Optional Rules in any court having jurisdiction thereof. The controversy or claim shall be submitted to one neutral arbitrator, and the AAA's Expedited Procedures shall apply, unless the aggregate amount in controversy disclosed at the time of arbitrator selection exceeds $500,000, in which case the controversy or claim shall be submitted to three (3) neutral arbitrators. The arbitrator(s) shall apply the substantive law of the State of Maine without reference to its choice of law principles. The arbitrator(s) may grant any relief generally available in cases of similar nature available from a State or Federal court of competent jurisdiction sitting in Portland, Maine. The arbitrator(s) shall be a Maine attorney in good standing and with substantial experience as a neutral arbitrator in cases of similar nature administered under the Rules. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

                          ARTICLE XII
                          SEVERABILITY

     If any provision of this Agreement shall be held invalid and unenforceable, the remainder of this Agreement shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.

                          ARTICLE XIII
                          NOTICES

     All notices, demands, requests or other communications which any of the parties to this Agreement may desire or be required to give hereunder shall be in writing and shall be deemed to have been properly given if sent registered or certified mail, return-receipt-requested, or by express courier service, addressed as follows: (a) if to the Company, to the address of the Company first above written, or to such other address as may be designated pursuant to this Article XIII; (b) if to Executive, to the most recent residence address contained in Executive's personnel file, or to such other address as may be designated pursuant to this Article XIII. Such notices, demands, requests or other communications shall be deemed to have been given or made, if by express courier service with instructions to deliver the next business day, one (1) business day after sending, and, if by certified mail, return-receipt-requested, five (5) days after mailing.




                                      5
                          ARTICLE XIV
                          NON-ASSIGNMENT; BENEFIT

     The duties to be performed by Executive under this Agreement are personal. This Agreement and any rights and responsibilities granted hereunder shall not be assigned, pledged, encumbered, sold, transferred or hypothecated by Executive to any person, corporation or other entity. Except as limited by the first sentence of this Article XIV with respect to Executive, this Agreement shall inure to the benefit of the parties hereto, their successors, assigns, spouses, heirs and other legal representatives.

                          ARTICLE XV
                          WAIVER

     The waiver by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of construction and validity.

                          ARTICLE XVI
                          GOVERNING LAW
     This Agreement and the rights and liabilities of the parties shall be governed by and determined in accordance with the laws of the State of Maine without reference to its choice of law principles.

                          ARTICLE XVII
                          ENTIRE AGREEMENT

     This Agreement contains the entire agreement between the parties heretoand supersedes any previous communication, representation or agreement, whether oral or in writing. No change, addition or amendment shall be made hereto, except by written agreement signed by the parties hereto.

                          ARTICLE XVIII
                          COUNTERPARTS

     This Agreement, and any amendments hereto, may be executed in counterparts, all of which taken together shall constitute one agreement. Facsimile signatures shall be treated for all purposes as original signatures.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement and affixed their hands and seals the day and year first above written.

						NYER MEDICAL GROUP, INC.


                                    By:_/s/  Donald C. Lewis, Jr.
                                      Name:  Donald C. Lewis, Jr.
                                      Title:	 Secretary

                                        /s/  Karen L. Wright
						         Karen L. Wright







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